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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 19, 2002




                            Maxwell Shoe Company Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                     0-24026                04-2599205
---------------------------------- ------------------------ --------------------
   (State or Other Jurisdiction         (Commission            (IRS Employer
         of Incorporation)              File Number)         Identification No.)


101 Sprague Street P.O. Box 37 Readville (Boston), MA               02137
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (617) 364-5090
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

     Maxwell Shoe Company Inc. ("Registrant") Stock Split

     On April 18, 2002, Registrant announced its Board of Directors had approved a three-for-two stock split of the Class A common stock of Maxwell Shoe Company Inc. The stock split will be effectuated by issuing one additional share of common stock for every two shares held. Additional stock certificates will be mailed on May 17, 2002 to stockholders of record at the close of business on May 3, 2002.

     The information contained in the Registrant's press release dated April 18, 2002 in connection with the three-for-two stock split is included in Exhibit
99.1 to this Form 8-K and is incorporated by reference into this Item 5.

                                       1

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)  Exhibit

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release issued April 18, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Maxwell Shoe Company Inc.

Date:  April 19, 2002              By: /s/ Richard J. Bakos
                                       ---------------------------------------
                                       Name:  Richard J. Bakos
                                       Title: Vice President and Chief Financial
                                              Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Press Release issued April 18, 2002.

                                        4